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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                 MARCH 27, 1998


                               INSTRON CORPORATION
               (Exact name of registrant as specified in charter)


      MASSACHUSETTS                       1-5641                 04-2057203
(State or other jurisdiction     (Commission file number)      (IRS employer
        of incorporation)                                    identification no.)


                 100 ROYALL STREET, CANTON, MASSACHUSETTS 02021
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (781) 828-2500

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Item 2 - Acquisition or Disposition of Assets

         On March 27, 1998, Instron Corporation (the "Company") completed the sale of 42 acres of excess land located in Canton, Massachusetts for $13.5 million in cash. This land will be used by Reebok International Ltd. ("Reebok") for its new corporate headquarters. The proceeds from the sale will initially be utilized to reduce outstanding debt, pay closing costs, related transaction fees and associated expenses, as well as pay taxes on the gain of the sale. The sale was made pursuant to a Purchase and Sale Agreement (the "Agreement"), dated as of August 20, 1996 and amended as of March 27, 1998 (the "Amendment"), between Instron Realty Trust, a Massachusetts business trust of which the Company is the sole beneficiary, and Reebok. No material relationship existed between Reebok and the Company or any of its affiliates, any director or officer of the Company or any associate of any such director or officer. The Agreement and the Amendment are attached hereto as Exhibits 2.1 and 2.2, respectively, and are incorporated herein by reference.



Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits

         Exhibit 2.1 -  Purchase and Sale Agreement, dated as of
                        August 20, 1996, between Instron Realty Trust, a Massachusetts business trust, and Reebok
                        International Ltd.*

         Exhibit 2.2 -  Amendment to Purchase and Sale Agreement,
                        dated as of March 27, 1998, between Instron Realty Trust, a Massachusetts business trust, and Reebok International Ltd.*


         * The Company will supply the Commission upon request with a copy of any exhibit or schedule to Exhibits 2.1 or 2.2 which is not included herein.


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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     INSTRON CORPORATION



Date: April 3, 1998                 By: /s/ Linton A. Moulding
                                        ----------------------------------------
                                     Name:  Linton A. Moulding
                                     Title: Chief Financial Officer
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                                 EXHIBIT INDEX

      Exhibit No.      Description

      Exhibit 2.1 -    Purchase and Sale Agreement, dated as of
                       August 20, 1996, between Instron Realty Trust, a
                       Massachusetts business trust, and Reebok
                       International Ltd.*

      Exhibit 2.2 -    Amendment to Purchase and Sale Agreement,
                       dated as of March 27, 1998, between Instron Realty
                       Trust, a Massachusetts business trust, and Reebok
                       International Ltd.*




* The Company will supply the Commission upon request with a copy of any exhibit or schedule to Exhibits 2.1 and 2.2 which is not included herein.